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                                                                     EXHIBIT 6.6



REDACTED                                        CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                                   The portions of this document which have been
                                     marked "x" have been omitted and are filed
                         separately with the Securities and Exchange Commission.



                           JOINT DEVELOPMENT AGREEMENT

                                       FOR

                              PROCESS TECHNOLOGIES

                                      AMONG

                               AGERE SYSTEMS INC.,

                        AGERE SYSTEMS SINGAPORE PTE LTD.

                                       AND

                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD.



              AMENDED AND RESTATED AS OF THE 28TH DAY OF JUNE 2002




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                                    CONTENTS

SECTION                                                                                   PAGE
-------                                                                                   ----
1.0     DEFINITIONS                                                                          3
2.0     OBJECTIVES OF THE PROJECT                                                            5
3.0     DEVELOPMENT PROGRAM                                                                  6
4.0     STEERING COMMITTEE AND EXECUTIVE COMMITTEE                                           7
5.0     PROJECT UNDERTAKINGS                                                                 8
6.0     PROJECT FUNDING                                                                     14
7.0     RECRUITING SUPPORT                                                                  16
8.0     BACKGROUND INTELLECTUAL PROPERTY - RIGHTS AND LICENSES                              16
9.0     INTELLECTUAL PROPERTY OWNERSHIP                                                     17
10.0    CONFIDENTIALITY                                                                     21
11.0    LIMITATION OF LIABILITY                                                             22
12.0    COMPLIANCE WITH RULES AND REGULATIONS AND INDEMNIFICATION                           22
13.0    TERM AND TERMINATION                                                                23
14.0    PUBLICITY AND TRADEMARKS AND TRADENAMES                                             25
15.0    NON-ASSIGNABILITY                                                                   26
16.0    NOTICES                                                                             26
17.0    AGREEMENT PREVAILS                                                                  27
18.0    NOTHING CONSTRUED                                                                   27
19.0    FORCE MAJEURE                                                                       27
20.0    CHOICE OF LAW                                                                       28
21.0    HEADINGS                                                                            28
22.0    WAIVER                                                                              28
23.0    RELEASES VOID                                                                       28
24.0    POWER TO SIGN                                                                       29
25.0    SURVIVAL OF OBLIGATIONS                                                             29
26.0    EXPORT CONTROL                                                                      29
27.0    DISPUTE RESOLUTION                                                                  29
28.0    PARTIAL INVALIDITY                                                                  30
29.0    COUNTERPARTS                                                                        30
30.0    RELATIONSHIP OF PARTIES                                                             30
31.0    INTEGRATION                                                                         31
ATTACHMENT A : DEVELOPMENT PLANS                                                            33
ATTACHMENT B : TOTAL PROJECT COST                                                           45
ATTACHMENT C : INFORMATION FOR RELEASE TO THIRD PARTIES                                     46
ATTACHMENT D : COMPLETION OF PROJECT FOR 0.13UM AND 90NM PROCESSES                       48
ATTACHMENT E : PROCEDURE FOR JOINT SELECTION OF TOOL SET AND MATERIALS FOR
JOINT DEVELOPMENT OF THE PROCESSES                                                          49
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                           JOINT DEVELOPMENT AGREEMENT
                            FOR PROCESS TECHNOLOGIES

THIS AMENDED AND RESTATED JOINT DEVELOPMENT AGREEMENT is made and entered into effective the 28th day of June 2002 by and among AGERE SYSTEMS INC., having its principal place of business at 555 Union Blvd., Allentown, Pennsylvania 18109,
U.S.A., AGERE SYSTEMS SINGAPORE PTE LTD., having a place of business at 3
Kallang Sector, Kolam Ayer Industrial Park, Singapore 349278 (hereinafter collectively referred to as "Agere") and CHARTERED SEMICONDUCTOR MANUFACTURING
LTD., having its principal place of business at 60 Woodlands Industrial Park D
Street 2, Singapore 738406 (hereinafter referred to as "Chartered").


                               W I T N E S S E T H
WHEREAS, Agere and Chartered wish to cooperate for the purpose of developing advanced CMOS logic process technologies with foundry competitive cost, feature and schedule attributes that will enable the Parties to achieve a market leading position in semiconductor processing capability; and

WHEREAS, Lucent Technologies, Inc., Lucent Technologies Microelectronics Pte
Ltd. and Chartered Semiconductor Manufacturing Ltd. entered into a Joint
Development Agreement for Process Technologies (hereinafter the "First
Agreement") having an effective date of July 31, 2000; and

WHEREAS, in the intervening period of time Lucent Technologies Inc. assigned its rights and obligations under the First Agreement to Agere Systems Inc. and Lucent Technologies Microelectronics Pte Ltd. assigned its rights and obligations to Agere Systems Singapore Pte Ltd. and Chartered has accepted those assignments; and

WHEREAS, the Parties desire to redefine the scope of the First Agreement and in so doing to redefine the obligations to be undertaken by each of the Parties hereto.

NOW, THEREFORE, the Parties agree as follows:


1.0  DEFINITIONS

     1.1 "Background Information" shall mean certain informative material and technical information, including any mask work or copyright rights in any of the foregoing, relating to the manufacture of CMOS semiconductor devices which (i) is owned or controlled by a Party, (ii) exists as of the effective date of the First Agreement or which is developed by a Party hereto after the effective date of the First Agreement but such development is outside the scope of this Joint
Development Agreement, and (iii) which is disclosed by one Party to the other pursuant to the


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Development Program.

     1.2 "Chartered's Background Information" shall mean Background Information owned or controlled by Chartered and/or any of its Subsidiaries.

     1.3 "Chartered's Facility" shall mean Chartered's wafer processing facilities, including joint ventures between Chartered and a third party.

     1.4 "Development Program" shall mean the activities relating to the development of the 0.13um Process and the 90nm Process conducted pursuant to the respective Development Plan, as defined in Section 3.1.

     1.5  "EDA" shall mean electronic design automation.

     1.6  "EDB" shall mean the Economic Development Board of Singapore.

     1.7 "Enhancement Modules" shall mean collectively the xxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx modules, and "Enhancement Module" shall mean any one of them.

     1.8 "Foreground Information" shall mean informative material and technical information, including any mask work rights or copyrights in any of the foregoing, relating to the manufacture of CMOS semiconductor devices which is created during the Development Program by employees, agents or consultants of either Party engaged in the development of the Processes pursuant to such Development Program.

     1.9 "Future Technologies" shall mean (a) the 65 nm advanced deep sub-micron CMOS digital logic and linear (mixed signal) technology, which shall include the following: xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx) (hereinafter referred to as "the 65nm process") and
(b) process technologies for the manufacture of semiconductor devices that are developed by Chartered or by Agere either solely or jointly with others, after the conclusion or termination of the applicable Development Program.

     1.10 "Joint Invention" shall mean an invention made by one or more employees, agents or consultants of Chartered in conjunction with one or more employees, agents or consultants of Agere.

     1.11 "Licensed Products" shall mean any products, in wafer, die or packaged form manufactured using (i) Processes developed during the applicable
Development Program, or (ii) Future Technologies.

     1.12 "Agere's Background Information" shall mean Background Information owned or controlled by Agere and/or any of its Subsidiaries.


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     1.13 "Agere's Facility" shall mean Agere's wafer processing facilities in
Orlando, Florida or SMP in Singapore.

     1.14 "Party" shall mean Agere or Chartered.

     1.15 "Process" shall mean any of the continuum of processes from 0.13um to 90nm advanced deep sub-micron CMOS digital logic and linear (mixed signal) technology, each of which shall include the following: xxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxx, each as more specifically described in Attachment A, and "Processes" shall mean both of them collectively.

     1.16 "Process Specifications" shall mean the specifications for the Processes, as agreed in writing by the Steering Committee.

     1.17 "Project" shall mean the Chartered-Agere joint project described in
Section 2.1.

     1.18 "RISC" shall mean Research Incentive Scheme for Companies.

     1.19 "SMP" shall mean Silicon Manufacturing Partners Pte Ltd.

     1.20 "Subsidiary" of a company shall mean a corporation or other legal entity (i) the majority (i.e., greater than 50%) of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a Subsidiary of such company only as long as such control or ownership and control exists.


2.0  OBJECTIVES OF THE PROJECT

     2.1  The objectives of this Project are to:

          2.1.1 develop and deliver to manufacturing a continuum of foundry competitive Processes, namely 0.13um and 90nm ("the 0.13um Project" and
"the 90nm Project", respectively);

          2.1.2 work together with EDA providers under a separate agreement mutually agreed upon by the Parties to develop process libraries for Agere and Chartered customers on the 0.13um Process and the 90nm Process; and

          2.1.3 train highly qualified engineers in advanced wafer process technologies with substantial emphasis on Singaporean and Singapore Permanent
Resident engineers; and


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3.0  DEVELOPMENT PROGRAM

     3.1 Chartered and Agere shall up to December 31, 2001, cooperatively conduct the Development Program for the development of the 0.13um Process and the 90nm Process in accordance with a plan and budget relating to that respective Process (the "Development Plan") prepared by the Steering Committee.
The Development Plan with respect to the 0.13um Process and the 90nm Process shall establish: (i) the scope of the Process development which will be performed; (ii) the objectives, work plan activities and time schedules with respect to the Development Program; (iii) the respective obligations of the Parties with respect to the Development Program; and (iv) the Process
Specifications. The initial Development Plan for the 0.13um Process and the
90nm Process is set forth in Attachment A. From January 1, 2002, Chartered shall solely continue with the development activities for the 0.13um Process and the 90nm Process and may further develop the 90nm Process with third parties.

     3.2 The initial Development Plan with respect to 0.13um and 90nm CMOS logic technologies shall be attached hereto as Attachments A-1 and A-2, respectively. The Steering Committee shall review the Development Plan on an on-going basis and may propose changes to the Development Plan then in effect per the procedures outlined in Section 4.0. In order to expedite the development, Chartered may, on terms mutually agreed between Chartered and Agere, locate certain engineers at Agere's Facility in Orlando to commence development activities prior to the approval of the formal Development Plan by the Executive Committee.

     3.3 Chartered and Agere shall each use commercially reasonable efforts to conduct the Development Program in accordance with the Development Plan and within the time schedules contemplated therein.

     3.4 For a period of one (1) year after January 1, 2002, each Party shall furnish to the other Party, without any compensation, technical information relating to corrections, improvements and modifications to be made by such Party to the 0.13um Process, provided however, that a Party shall not be required to furnish to the other Party such technical information, if it is prohibited or restricted from doing so pursuant to any contractual agreement entered into by such Party prior to execution of this Joint Development Agreement or is prohibited from doing so under U.S. or Singapore export law. Nothing contained in this Section 3.4 shall be construed as conferring by implication, estoppel or otherwise any license or right under any patent, whether or not the use of any corrections, improvements or modifications necessarily requires the use of any patent having enforceable rights at any time anywhere in the world.


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4.0  STEERING COMMITTEE AND EXECUTIVE COMMITTEE

     4.1  Chartered and Agere shall establish a committee (the "Steering
Committee") to oversee, review and recommend the direction of the Development
Program. The responsibilities of the Steering Committee shall include: (i) monitoring and overseeing the progress of the Development Program and ensuring open and frequent exchanges between the Parties; (ii) preparing the initial
Development Plan and revisions thereof for approval; (iii) preparing annual
Project budgets and quarterly forecasts of Project expenditure; (iv) coordinating all invention disclosure activities resulting from the Development
Program; (v) maintaining the Development Program schedule, design rules and electrical parameter specifications, (vi) proposing changes to the Development
Program schedule, design rules and electrical parameter specifications; and
(vii) appoint one representative from each company to review and approve publications arising from the joint Development Program. The Steering Committee shall be dissolved on December 31, 2001.

     4.2 The Steering Committee shall consist of three (3) representatives from each of the Parties. Each Party may replace its Steering Committee representatives at any time, with written notice to the other Party. The
Steering Committee shall meet according to a schedule to be mutually agreed upon and the quorum for each Steering Committee meeting shall be four (4) representatives.

     4.3 Neither Party may alter the scope, direction or schedule of the Development Program without the Steering Committee's review and the Executive
Committee's approval.

     4.4  Chartered and Agere shall establish a committee (the "Executive
Committee") to oversee and review the direction of the Project. The responsibilities of the Executive Committee shall include: (i) approval of the Development Plan and proposed revisions thereof; (ii) approval of the selection of tools and materials for development; (iii) resolution of differences identified by the Steering Committee; (iv) review of the Project to ensure foundry competitive Processes; (v) review and approval of the annual Project budget, quarterly forecast of Project expenditure and budget overruns. The
Executive Committee shall be dissolved on December 31, 2001.

     4.5 The Executive Committee shall consist of two (2) representatives from each of the Parties. Each Party may replace its Executive Committee representatives at any time, with written notice to the other Party. The
Executive Committee shall meet according to a schedule to be mutually agreed upon and the quorum for each Executive Committee meeting shall be three (3) representatives.

     4.6 Decisions of the Steering Committee and Executive Committee shall be unanimous. In the event that the Executive Committee is unable to agree on any issue, such issue shall be submitted to a committee (the "Management Committee") consisting of one (1) senior manager from each Party, being in the case of Chartered, the President and CEO and being in the case of Agere, the IC
President in the Agere Technologies Microelectronics Group. Matters that are submitted to the Management Committee shall be resolved within fourteen (14) days of submission (or such other


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date as mutually agreed by the Management Committee), failing which the issue shall be resolved in accordance with Section 28 (Dispute Resolution). The above applies only to decisions made prior to January 1, 2002. Decisions regarding any issue from January 1, 2002 shall be the responsibility of Chartered solely.


5.0  PROJECT UNDERTAKINGS

     5.1  0.13um Process Development And Transfer Project

           5.1.1 The initial 0.13um Development Plan (which shall include the list of deliverables, headcount, resources and timeline) is defined in Attachment A-1-1.

           5.1.2 Chartered shall undertake the following up to December 31, 2001:

                  (a) to jointly develop, integrate (including integration of the developed Process to the manufacturing tool set) and demonstrate manufacturability of the 0.13um Process;

                  (b)  in the event that additional tools for development
                  (beyond those purchased by Agere as at the effective date of the First Agreement) are required, to jointly select such additional tools for development which will maximize efficiency in manufacturing and minimize cost of ownership.
                  Furthermore, such additional tools will be selected such that a majority of the tools selected for the development of the 0.13um Process is reusable for the development of the 90nm
                  Process. The procedure for joint selection of tools for development is valid until December 31, 2001 and is defined in Attachment E. The Executive Committee will approve the final selection of tools for development. Irrespective of whether the manufacturing tool set is identical to the tool set for development, Chartered shall provide engineering resources for the transfer of the resulting 0.13um Process to one of Chartered's Facility or SMP and ensure successful qualification of such Process in such facility as defined in Attachment D;

                  (c) to jointly provide design rules, electrical parameters and other technical documents;

                  (d) to jointly work with EDA providers, including Agere, under a separate agreement mutually agreed upon by the Parties to develop design libraries, which include but are not limited to standard cells, I/Os and ROM and RAM compilers, for the 0.13um Process;

                  (e)  to jointly provide a process qualification plan
                  (including procedures)


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                  and qualification and reliability data for representative
                  products;

                  (f) to jointly provide simulation and extraction models for transistors and passive elements required to support product designs;

                  (g)  to jointly conduct management project reviews;

                  (h) to cooperate with Agere to design a qualification device for use in development, characterization and qualification of the 0.13um Process;

                  (i) to contract for the design of the qualification device and reticles, and identify suitable product test vehicles for use in development, characterization and qualification of the 0.13um Process;

                  (j) to provide program management and coordination for Chartered assignees; and

                  (k)  to lead in the interface with EDB.

          5.1.3   Agere shall undertake the following up to December 31, 2001:

                  (a) to jointly develop, integrate (including integration of the developed Process to the manufacturing tool set) and demonstrate manufacturability of the 0.13um Process;

                  (b)  in the event that additional tools for development
                  (beyond those purchased by Agere as at the effective date of the First Agreement) are required, to jointly select such additional tools for development which will maximize efficiency in manufacturing and minimize cost of ownership.
                  Furthermore, such additional tools will be selected such that a majority of the tools selected for the development of the 0.13um Process is reusable for the development of the 90nm
                  Process. The procedure for joint selection of tools for development is valid until December 31, 2001 and is defined in Attachment E. The Executive Committee will approve the final selection of tools for development. Irrespective of whether the manufacturing tool set is identical to the tool set for development, Agere shall provide engineering resources for the transfer of the resulting 0.13um Process to one of Chartered's Facility or SMP and ensure successful qualification of such Process in such facility as defined in Attachment D;

                  (c) to jointly provide design rules, electrical parameters and other technical documents;


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                  (d)  to jointly work with EDA providers under a separate
                  agreement mutually agreed upon by the Parties to develop
                  design libraries, which include but are not limited to
                  standard cells, I/Os and ROM and RAM compilers, for the
                  0.13um Process;

                  (e)  to jointly provide a process qualification plan
                  (including procedures) and qualification and reliability data for representative products;

                  (f) to jointly provide simulation and extraction models for transistors and passive elements required to support product designs;

                  (g)  to jointly conduct management project reviews;

                  (h) to design a qualification device for use in development, characterization and qualification of the 0.13um Process;

                  (i) to provide design support and GDSII data for the qualification device and assist Chartered in the development, characterization and qualification of the product test vehicles for the 0.13um Process;

                  (j) to process wafers for the 0.13um Project per the Workplan;

                  (k) to provide a 0.13um development laboratory in Orlando, Florida for the development, integration and demonstration of manufacturability of the 0.13um Process;

                  (l) to develop special modules like new materials, memory cells and processes associated with advanced lithography tools; and

                  (m) to provide manufacturing support for process steps that have been established.

          5.1.4 From January 1, 2002, Chartered will continue with sole development of the 0.13um Process. From January 1, 2002, Agere agrees to provide, at Chartered's request, consulting services to Chartered on technical issues for the 0.13um Process on terms and specifications to be mutually agreed by both Parties.


     5.2  90 nm Process Development And Transfer Project

          5.2.1 The initial 90nm Development Plan (which shall include the list of deliverables, headcount, resources and timeline) is defined in Attachment A-2-1.


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         5.2.2  Chartered shall undertake the following up to December 31, 2001:


               (a) to jointly develop, integrate (including integration of the developed Process to the manufacturing tool set) and demonstrate manufacturability of the 90nm Process;

               (b) to jointly select tools for development which will maximize efficiency in manufacturing and minimize cost of ownership. The procedure for joint selection of tools for development is valid until December 31, 2001 and is defined in Attachment E. The
               Executive Committee will approve the final selection of tools for development. Irrespective of whether the manufacturing tool set is identical to the tool set for development, Chartered shall provide engineering resources for the transfer of the resulting
               90nm Process to one of Chartered's Facility or SMP and ensure successful qualification of such Process in such facility as defined in Attachment D;

               (c) to jointly provide design rules, electrical parameters and other technical documents;

               (d) to jointly work with EDA providers, including Agere, under a separate agreement mutually agreed upon by the Parties to develop design libraries, which include but are not limited to standard cells, I/Os and ROM and RAM compilers, for the 90nm
               Process;

               (e) to jointly provide a process qualification plan (including procedures) and qualification and reliability data for representative products;

               (f) to jointly provide simulation and extraction models for transistors and passive elements required to support product designs;

               (g)  to jointly conduct management project reviews;

               (h) to cooperate with Agere to design a qualification device for use in development, characterization and qualification of the 90nm Process;

               (i) to contract for the design of the qualification device and reticles, and identify suitable product test vehicles for use in development, characterization and qualification of the 90nm
               Process;

               (j) to provide program management and coordination for Chartered assignees;


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               (k)  to provide a 90nm development laboratory in Chartered's
               Facility in Singapore for the development, integration and demonstration of manufacturability of the 90nm Process; and

               (l)  to lead in the interface with EDB.

        5.2.3  Agere shall undertake the following up to December 31, 2001:

               (a) to jointly develop, integrate (including integration of the developed Process to the manufacturing tool set) and demonstrate manufacturability of the 90nm Process;

               (b) to jointly select tools for development which will maximize efficiency in manufacturing and minimize cost of ownership. The procedure for joint selection of tools for development is valid until December 31, 2001 and is defined in Attachment E. The
               Executive Committee will approve the final selection of tools for development. Irrespective of whether the manufacturing tool set is identical to the tool set for development, Agere shall provide engineering resources for the transfer of the resulting 90nm
               Process to one of Chartered's Facilities or SMP and ensure successful qualification of such Process in such facility as defined in Attachment D;

               (c) to jointly provide design rules, electrical parameters and other technical documents;

               (d) to jointly work with EDA providers under a separate agreement mutually agreed upon by the Parties to develop design libraries, which include but are not limited to standard cells, I/Os and ROM and RAM compilers, for the 90nm Process;

               (e) to jointly provide a process qualification plan (including procedures) and qualification and reliability data for representative products;

               (f) to jointly provide simulation and extraction models for transistors and passive elements required to support product designs;

               (g)  to jointly conduct management project reviews;

               (h) to design a qualification device for use in development, characterization and qualification of the 90nm Process;

               (i) to provide design support and GDSII data for the qualification device and assist Chartered in the development, characterization and qualification of


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               the 0.10um Process;

               (j)  to process wafers for the 90nm Project per the Workplan;

               (k) to provide a 90nm development laboratory in Orlando, Florida for the development, integration and demonstration of manufacturability of the 90nm Process;

               (l) to develop special modules like new materials, memory cells and processes associated with advanced lithography tools; and

               (m) to provide manufacturing support for process steps that have been established.

          5.2.4 From January 1, 2002, Chartered will continue with sole development of the 90nm Process. From January 1, 2002, Agere agrees to provide, at Chartered's request, consulting services to Chartered on technical issues for the 90nm Process on terms and specifications to be mutually agreed by both
Parties.

          5.2.5 From January 1, 2002, Chartered shall be able to work with third parties in the development of the 90nm Process.

     5.3 In the event Agere's business strategy changes such that Agere may engage in joint development of the 90nm Process or the 65nm Process after January 1, 2002 with Chartered or any third party, Agere will inform Chartered in writing within 30 days of the change of such strategy. If Agere has subsequently decided to engage with any third party after January 1, 2002 in the development of the 90nm Process or the 65nm process and plans to disclose this to the public by issue of a prepared statement or a press release, Agere will inform Chartered about such engagement in writing 30 days prior to such disclosure to the public.

     5.4 The Parties acknowledge that certain obligations of the Parties listed in Sections 5.1 and 5.2 may change over time. The Steering Committee shall at the appropriate time, review and propose the most suitable amendments to these obligations for approval by the Executive Committee.

     5.5 The Parties acknowledge that the tool set to be used in the development of each of the Processes may not be fully utilized during the Project. It is the desire of the Parties to utilize such excess capacity for the manufacture of wafers for sale to third parties, in order to defray the costs of development.


     5.6  Enhancement Modules

          5.6.1 The Parties will mutually agree on the Enhancement Modules that will be


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included in the joint development Project.

          5.6.2  The Parties undertake to jointly develop the Enhancement
Modules on the terms and conditions to be agreed.


6.0  PROJECT FUNDING

     6.1 The Parties expect some reimbursements from EDB covering a portion of the qualifying costs of the Project (the "EDB RISC"). Each Party agrees to comply with all terms and conditions specified by EDB in connection with the EDB
RISC, and both Parties will cooperate to resolve any issues that are raised by the EDB concerning the EDB RISC terms and conditions.

     6.2 Within one (1) month from the end of each calendar quarter during the period prior to January 1, 2002, Chartered and Agere shall aggregate all agreed upon Project costs (excluding the Equipment costs referred to in Section 6.6) that have been incurred by each Party during the preceding calendar quarter (the
"Aggregated Project Cost") for submission, together with the relevant auditors' certification, by Chartered to EDB for reimbursement under the EDB RISC.

     6.3 The objective of the cost sharing formula set out below is to achieve xxxxx sharing of the Aggregated Project Cost for all costs incurred as of December 31, 2001 (after reimbursement under the EDB RISC).

          (a)  The Party that has contributed more than xxx of the Aggregated
               Project Cost ("Party A") shall be reimbursed in accordance with the following formula:

               xxxxxxxxxxxxxxxxxxxxxxxxxxxx

               Where

               R(A)   =   Reimbursement for Party A for the relevant calendar
                          quarter
               PC(A)  =   Party A's project cost for the relevant calendar quarter
               APC    =   Aggregate Project Cost for the relevant calendar quarter
               RISC   =   EDB RISC received for the relevant calendar
                          quarter

          (b) RISC shall first be paid to Party A to offset R(A). In the event that RISC is insufficient to offset R(A), then the Party that has contributed less than xxx of the Aggregated Project Cost ("Party B") shall pay Party A the difference of R(A) and RISC, such payment to be made as soon as reasonably practicable but in any event no later than thirty (30) days after the submission of the Aggregated Project Cost by Chartered to EDB for reimbursement under the EDB RISC. Chartered shall pay to Agere such portion of the EDB RISC that is due to Agere pursuant to this Section 6.3 as soon as reasonably practicable but in any event, no later than thirty (30) days after Chartered's receipt of the EDB RISC from EDB.


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          (c)  Any surplus RISC after offsetting R(A) shall be applied to Party
               B's share of the Project cost.

          (d) Cost sharing shall have ceased as of December 31, 2001 and all EDB RISC funding for expenses incurred after December 31, 2001 shall go to Chartered.

     6.4 The Total Project Cost during the period prior to January 1, 2002 is set out in Attachment B. Unless otherwise set out in Attachment B, costs not identified in Attachment B shall be borne by the Party incurring such cost, save that the Executive Committee may, on a case-by-case basis and in accordance with
Section 4.4, approve budget overruns and the sharing of such costs between the Parties. The Parties acknowledge that the costs set out in Attachment B may change over time due to changes in the obligations of each Party and the activities to be performed in Singapore and Orlando, as envisaged in Section
5.4. In such event, the Steering Committee will propose the appropriate amendments to the Project budget for approval by the Executive Committee.

     6.5 Chartered will act as the intermediary for submission of all claims for qualifying costs to EDB. When making claims, the Parties shall ensure that all receipts and statements are in form and substance acceptable to EDB, and the Parties shall cooperate with EDB in securing any claims to which they are entitled under the EDB RISC.

     6.6 The acquisition cost of all process equipment and related capital items (the "Equipment") required to be purchased by each Party, in accordance with the undertakings set out in Section 5, shall be borne solely by that Party acquiring the Equipment.

     6.7 In the event that funding support from EDB ceases, neither this Project nor this Joint Development Agreement shall terminate, but the Executive Committee shall within thirty (30) days of notice of cessation of funding support, meet to discuss alternative future funding arrangements.

     6.8 With effect from January 1, 2002, the cost-sharing described above shall cease and all EDB RISC funding for expenses incurred after December 31, 2001 shall be payable to Chartered solely.

     6.9 In the event EDB requires that all or any portion of the EDB RISC funding already disbursed for expenses incurred up to December 31, 2001 be reimbursed to EDB due to Agere modifying its obligations under the First Agreement, Agere shall pay to Chartered the amount of the EDB RISC received by Chartered and Agere and required by the EDB to be reimbursed.

    6.10 In the event EDB ceases to provide EDB RISC funding for expenses incurred up to December 31, 2001 (but which have not yet been disbursed) due to Agere modifying its obligations under the First Agreement, Agere shall pay to Chartered the amount of EDB RISC Chartered would have been entitled to.


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    6.11  Agere shall not be liable to pay to Chartered all or any portion of the EDB RISC funding for expenses incurred after December 31, 2001 in the event EDB requires that all or any portion of this EDB RISC funding be reimbursed to EDB.


7.0  RECRUITING SUPPORT

Agere shall endeavor to support Chartered in the recruitment of technology development personnel in Singapore or such other locations as Chartered shall direct up until December 31, 2001. From January 1, 2002, Agere shall endeavour to support Chartered in the recruitment of technology development personnel in Singapore as part of the consulting services rendered from Agere to Chartered on terms and specifications to be mutually agreed by both Parties, in accordance with Sections 5.1.4 and 5.2.4.


8.0  BACKGROUND INTELLECTUAL PROPERTY - RIGHTS AND LICENSES

     8.1 Chartered grants to Agere a xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx right to use Chartered's Background Information, excluding patents (i) for performing those acts that are reasonably necessary to enable Agere to develop the 0.13um Process and the 90nm Process during the respective Development Program and (ii) to make, have made, use, offer to sell, sell or import Licensed Products during the Development Program relating to such Process and after the conclusion or (subject to Section 13.2.5) termination of the Development Program relating to such Process. The grant of the license in this Section 8.1 includes the right, subject to the confidentiality provisions set forth in this Joint Development Agreement to (i) sublicense those portions of Chartered's Background Information, excluding patents, that are necessarily used when using the Foreground Information or Future Technologies to make, have made, use, offer to sell, sell or import Licensed Products, and (ii) sublicense Chartered's Background Information, excluding patents, to third parties, to allow the third party to work with or for Agere in the development of the 90nm Process from January 1, 2002 and in the development of Future Technologies.

     8.2 Agere grants to Chartered a xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxx right to use Agere's Background Information, excluding patents (i) for performing those acts that are reasonably necessary to enable Chartered to develop the 0.13um Process and the 90nm Process during the respective Development Program and (ii) to make, have made, use, offer to sell, sell or import Licensed Products during the Development Program relating to such Process and after the conclusion or (subject to Section 13.2.5) termination of the Development Program relating to such Process. The grant of the license in this Section 8.2 includes the right, subject to the confidentiality provisions set forth in this Joint Development Agreement, to (i) sublicense those portions of Agere's Background Information, excluding patents, that are necessarily used when using the Foreground Information or Future Technologies to make, have made, use, offer to sell, sell or import Licensed Products, and (ii) sublicense Agere's Background


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Information, excluding patents, to third parties, to allow  the third party to work with or for Chartered in the development of the 90nm Process from January 1, 2002 and in the development of Future Technologies.

     8.3 Subject to Section 9.3, there are no patent licenses being granted in this Joint Development Agreement. The licensing of patents shall be governed by the existing Patent License Agreement between Agere and Chartered effective as of January 1, 1998.

     8.4 The rights granted to Chartered shall include the right to disclose to third party customers, subcontractors, EDA providers, and design service providers of Chartered, technical information of the type specified in Attachment C.

     8.5 The rights granted to Agere shall include the right to disclose to third party customers, subcontractors, EDA providers, and design service providers of Agere, technical information of the type specified in Attachment C.


9.0  INTELLECTUAL PROPERTY OWNERSHIP

     9.1 All Foreground Information and any intellectual property rights therein (other than patents) which are created prior to January 1, 2002: (i) solely by Agere's employees, agents or consultants or (ii) solely by Chartered's employees, agents or consultants or (iii) by the employees, agents or consultants of both Agere and Chartered, shall be jointly owned by Agere and Chartered with each Party being free to use and/or license without accounting to the other. In addition, in those jurisdictions where consent of all joint owners is required for licensing, each joint owner agrees to provide such consent.

     9.2 All Foreground Information and any intellectual property rights therein (other than patents) which are created on or after January 1, 2002:
(i) solely by Agere's employees, agents or consultants working in Chartered's Facility or (ii) solely by Chartered's employees, agents or consultants or
(iii) by the employees, agents or consultants of both Agere and Chartered, shall be solely owned by Chartered with Chartered being free to use and/or license without accounting to Agere. Provided that, with regard to Foreground Information created solely or jointly by Agere employees, Agere will retain a personal, royalty-free, perpetual, non-transferable, worldwide and non-exclusive right to use such Foreground Information.

     9.3 The following provisions of this Section 9.3 shall apply only with respect to any Joint Inventions. The term Invention shall be as defined by Title 35 of the United States Code and shall include the intellectual property rights which may be granted as a result of the filing of United States and foreign patent applications, including provisional patent applications, and further including without limitation, all reissues, extensions, substitutions, continuations, continuations-in-part, and divisions of any of the foregoing.

          9.3.1  The Invention Disclosure Committee shall consist of one
(1) Chartered legal


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or technical representative, and one (1) Agere legal or technical representative. Either Party may replace its Invention Disclosure Committee representatives at any time, with written notice to the other Party. Each Party will maintain, compile and distribute the list of invention disclosure submissions received within the last one (1) calendar month determined by each Party as candidate Joint Inventions for consideration by the Invention Disclosure Committee. Such list of Joint Inventions will be created and shared by the Parties' respective Invention Disclosure Committee members from Agere and Chartered at least two (2) weeks in advance of the Invention Disclosure Committee meeting date. The Invention Disclosure Committee will meet (via telephone or face-to-face) every month to discuss and assign the Joint Inventions. If there are less than two (2) submissions for a given calendar month, the Invention Disclosure Committee meeting for that month shall be postponed to the next Invention Disclosure Committee meeting date, and the submission (if any) will be considered by the Invention Disclosure Committee at the next Invention Disclosure Committee meeting date. If however there is one invention disclosure, and no invention disclosure meetings are held for two (2) successive months, an invention disclosure meeting will be held in the following month to consider this submission. The Party that does not select this submission will receive an additional submission in the next odd numbered occurrence of submissions, as set forth in Clause 9.3.2 (a).

          9.3.2 (a) Joint Inventions in question shall be divided equally between the Parties, with the Parties alternating their selection until all submissions have been selected for assignment and ownership. If an odd number of submissions are in question, then the Party which receives the lesser number of inventions shall receive the greater number in the next odd numbered occurrence of submissions whereas it is desirable that each Party receives half of the total Joint Inventions created during the course of the Development Program.

          9.3.2 (b) The first Party to select a submission for assignment, providing sole, individual ownership rights, and all rights and privileges thereof, in all jurisdictions in the world attributed to it, shall be determined by examining the last whole number (units column) in the Dow Jones Industrial Average (DJIA) as reported in the Wall Street Journal on the first Tuesday of the month in which the Invention Disclosure Committee meets to review the submissions in question. If the last whole number is an even number
(i.e. 0,2,4,6,8) then Agere is the first Party to select, with each Party alternating thereafter until all submissions have been selected for assignment. Similarly, if the last whole number is an odd number (i.e. 1,3,5,7,9) then Chartered is the first Party to select, with each Party alternating thereafter until all submissions have been selected for assignment.

          9.3.2 (c) For example, on Tuesday May 2nd, 2000, the DJIA at the time the market closed in New York was reported at 10,731.12 as reported in the Wednesday May 3rd publication of the Wall Street Journal. Thus, in this example, if the Invention Disclosure Committee was scheduled to meet in May 2000 to review the submissions received in the preceding month (for this example, April 1, 2000 through April 30, 2000) then Chartered would be provided first selection, thereafter alternating between Agere and Chartered until the list has been exhausted. Furthermore, the submissions in question for assignment between the Parties would only be those submissions identified prior to May 1, 2000.


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          9.3.3  Agere grants to Chartered under its assigned Joint Inventions
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx licenses for Licensed Products in accordance with the license scope set forth in Section 9.3.5. Chartered grants to Agere under its assigned Joint Inventions, xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx licenses for Licensed Products in accordance with the license scope set forth in
Section 9.3.5.

          9.3.4  All licenses granted shall continue xxxxxxxxxxxxxxxxxxxx.

          9.3.5 (a) The licenses granted herein are licenses to (i) make, have made, use, lease, offer for sale, sell and import Licensed Products; (ii) make, have made, use and import machines, tools, materials and other instruments, insofar as such machines, tools, materials and other instruments are involved in or incidental to the development, manufacture, testing or repair of Licensed Products which are or have been made, used, leased, owned, offered for sale, sold or imported by the grantee of such license; and (iii) convey to any customer of the grantee, with respect to any Licensed Product which is sold or leased by such grantee to such customer, rights to use and resell such Licensed Products as sold or leased by such grantee (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (1) a combination of such Licensed Product (as sold or leased) with any other product, (2) a method or process which is other than the inherent use of such Licensed Product itself (as sold or leased), or (3) a method or process involving the use of a Licensed Product to manufacture (including associated testing) any other product.

          9.3.5 (b)  Licenses granted herein are not to be construed either
(i) as consent by the grantor to any act which may be performed by the grantee, except to the extent impacted by a patent licensed herein to the grantee, or
(ii) to include licenses to contributorily infringe or induce infringement under U.S. law or a foreign equivalent thereof.

          9.3.5 (c) The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a Party's Subsidiary for so long as they remain a Subsidiary. Any such sublicense may be made effective retroactively, but not prior to the effective date of the First Agreement hereof, nor prior to the sublicensees becoming a Subsidiary of such Party.

          9.3.5 (d) The right to have Licensed Products made pursuant to this Joint Development Agreement is not limited to Licensed Products custom designed by the grantee of the license, but shall include the right to have "off the shelf" Licensed Products made for the grantee and its Subsidiary(ies).

          9.3.6 Agere and Chartered shall be responsible for obtaining the necessary signatures of their respective employees, agents or consultants, including appropriate documents to effectuate assignment of ownership in such Joint Invention. Agere and Chartered shall also ensure that each of its respective employees who is a co-inventor of any Joint Invention will devote


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sufficient time to assist in the drafting and prosecution of the other Party's assigned Joint Invention, so long as that employee continues to be employed by that Party. If either Party is of the view that an employee of the other Party is not devoting sufficient time to assist in the drafting or prosecution of its assigned Joint Invention, then such matter shall be referred to the Steering Committee for necessary action. Furthermore, each Party shall pay to its own employees any patent/invention incentive that such Party would normally have granted to its employees if the invention was solely invented by that Party. To facilitate administration of each Party's respective patent/invention incentive scheme, each Party shall provide to the other Party, with respect to each Joint Invention assigned to the first mentioned Party, a monthly report indicating the occurrence of any of the following dates in the lifetime of an assigned Joint
Invention:

     (a) date that assigned Joint Invention was accepted for search/prosecution by that Party's patent committee;

     (b) date of US filing of the assigned Joint Invention with the US PTO; and

     (c) date of patent issuance by the US PTO.

          9.3.7 The Party that is the assigned owner of any and all resulting patents arising from the Joint Invention, shall pay all filing, prosecution and maintenance fees, and shall be entitled to all revenues derived by such Party relating to the issued patent.

          9.3.8 If a Party chooses not to file any patent application for an assigned Joint Invention, it may offer such Joint Invention to the other Party for re-assignment. The Parties will make reasonable efforts to notify each other about Joint Inventions that may be available for re-assignment, but failure to provide such information will not constitute a breach of this Agreement. Upon re-assignment of a Joint Invention to the other Party, Sections 9.3.3 through
9.3.7 would apply to such Joint Invention as if it had always been assigned to the other Party.

     9.4 To avoid loss of patent rights as a result of premature public disclosure of patentable information and in no way limiting Section 10 (Confidentiality), neither Party may publicly disclose or commercialize any Joint Invention without the prior written consent of the other Party, unless (a) a corresponding patent application has already been filed in any country where such patent application will serve as the basis of establishing an effective filing date for countries that are signatories to the Patent Cooperation Treaty, or (b) xxxxxxxxxxxxxxxxxxxxx have elapsed since the patentable information has been considered by the Invention Disclosure Committee and the Party controlling the Joint Invention has not declared in writing its intention to keep the Joint Invention as a trade secret. Notwithstanding the foregoing, either Party may commercialize a Joint Invention provided they are able to do so without disclosing the trade secret or jeopardizing any patent rights.

     9.5 All patentable inventions and any intellectual property rights therein which are created solely by Agere's employees, agents or consultants shall be solely owned by Agere. All patentable inventions and any intellectual property rights therein which are created solely by


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CHARTERED'S EMPLOYEES, AGENTS OR CONSULTANTS SHALL BE SOLELY OWNED BY CHARTERED.


10.0 CONFIDENTIALITY

     10.1 Subject to the provisions of Section 9.4, each Party shall keep any technical information provided or disclosed by the other Party in confidence or jointly developed by the Parties in confidence and shall not disclose such information to any third party (except for customers, consultants, manufacturers and contractors, as necessary to exercise any have made rights granted in this Joint Development Agreement, which customers, consultants, manufacturers and contractors have entered into a confidentiality agreement having terms substantially similar to the confidentiality provisions contained in this Joint Development Agreement) during the term of this Joint Development Agreement and for a period of xxxxxxxxxxxx thereafter.

     10.2 Each Party shall not disclose the terms and conditions of this Joint Development Agreement to any third party, except to the EDB.

     10.3 The confidentiality obligations provided in Sections 10.1 and 10.2 shall not apply to any information which:

          10.3.1 is known by the receiving Party at the time of its receipt thereof from the other Party;

          10.3.2 is publicly known through no fault of the receiving Party;

          10.3.3 is rightfully provided to the receiving Party without any restriction on disclosure by a third party;

          10.3.4 is independently developed by the receiving Party without use of the information furnished by the disclosing Party;

          10.3.5 is required to be disclosed by laws or regulations of the Republic of Singapore or the United States of America, as the case may be, or by court order; provided, however, that the Party so required shall first have made a good faith effort to obtain a protective order requiring that the information and documents so disclosed be used only for the purposes for which the order was issued; or

          10.3.6 is required to be disclosed by any securities commission, exchange or securities regulatory or monitoring body (the "Regulators"), or to provide or file any information with respect to this Joint Development Agreement with the Regulators.

     10.4 Neither Party shall be liable for any inadvertent or accidental disclosure of joint information or information received from the other Party under this Joint Development Agreement, provided such disclosure occurs despite the exercise of a reasonable degree of care which is at least


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as great as the care such Party normally takes to preserve its own proprietary information of a similar nature; and provided further, however, that the Party permitting any material unauthorized disclosure shall use its best efforts to stop any material unauthorized disclosure and to mitigate any damage caused thereby.


11.0 LIMITATION OF LIABILITY

     11.1 Each Party believes that the technical information to be furnished by it hereunder will be true and accurate. However, neither Party shall be held to any liability for errors or omissions in such technical information.

     11.2 Each Party warrants that the technical information and copyrights licensed by such Party under this Joint Development Agreement are the original work of such Party (or such Party has a valid right to license such property) and it has the power to grant the rights described in this Joint Development Agreement.

     11.3 Except as provided in Sections 11.1 and 11.2, the Parties make no representations or warranties, expressly or impliedly. By way of example but not of limitation, the Parties make no representations or warranties of merchantability or fitness for any particular purpose with respect to any technical information provided or licensed hereunder to any Party, or that the use of any Party's technical information or any portion of it will not infringe any patent, copyright, trademark or other intellectual property rights of any third party, and it shall be the sole responsibility of the Party to make such determination as is necessary with respect to the acquisition of licenses under patents or other intellectual property rights of third Parties. The Parties shall not be held to any liability with respect to any patent infringement of a patent owned by a third party on account of, or arising from the use of any technical information provided or licensed hereunder.

     11.4 NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSS OR DAMAGE, INCLUDING LOST PROFITS OR LOST REVENUE ARISING OUT OF THIS JOINT DEVELOPMENT AGREEMENT, WHETHER ARISING OUT OF BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT LIABILITY OR OTHERWISE.


12.0 COMPLIANCE WITH RULES AND REGULATIONS AND INDEMNIFICATION

     12.1 Chartered's personnel shall, while on any location of Agere in connection with the joint development work under this Joint Development Agreement, comply with Agere's rules and regulations with regard to safety and security. Agere shall inform such personnel of such rules and regulations. Chartered shall have full control over such personnel and shall be entirely responsible for their complying with Agere's rules and regulations. Chartered agrees to indemnify and save Agere harmless from any claims or demands, including the costs, expenses and reasonable attorneys' fees incurred on account thereof, that may be made by (i) anyone for injuries to persons or damage to property to the extent they result from the willful misconduct or negligence of Chartered's


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personnel; or (ii) Chartered's personnel based on Worker's Compensation or any other similar laws or employment related claims to the extent such claims are based on acts of Chartered. Chartered agrees to defend Agere, at Agere's request, against any such claim or demand.

     12.2 Agere's personnel shall, while on any location of Chartered, in connection with the joint development work under this Joint Development Agreement, comply with Chartered's rules and regulations with regard to safety and security. Chartered shall inform such personnel of such rules and regulations. Agere shall have full control over such personnel and shall be entirely responsible for their complying with Chartered's rules and regulations. Agere agrees to indemnify and save Chartered harmless from any claims or demands, including the costs, expenses and reasonable attorneys' fees incurred on account thereof, that may be made by (i) anyone for injuries to persons or damage to property to the extent they result from the willful misconduct or negligence of Agere's personnel; or (ii) Agere's personnel based on Worker's Compensation or any other similar laws or employment related claims to the extent such claims are based on acts of Agere. Agere agrees to defend Chartered, at Chartered's request, against any such claim or demand.

     12.3 Agere and Chartered shall, at all times, retain the administrative supervision of their respective personnel.


13.0 TERM AND TERMINATION

     13.1 This Amended and Restated Joint Development Agreement shall commence on the effective date of the First Agreement and shall expire upon the successful completion of the 90nm Project, as defined in Attachment D, at Chartered's Facility.

     13.2 Termination For Breach

          13.2.1 If Chartered fails to fulfill one or more of its material obligations under this Joint Development Agreement, Agere may, upon its election and in addition to any other remedies that it may have, at any time terminate this Joint Development Agreement by not less than thirty (30) days written notice to Chartered specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied to Agere's reasonable satisfaction. If the breach is not one which is capable of being cured within thirty (30) days and Chartered has commenced to cure the breach within such time and continues to do so diligently and in good faith, then Chartered shall be granted an extension for a reasonable period of time.

          13.2.2 If Agere fails to fulfill one or more of its material obligations under this Joint Development Agreement, Chartered may, upon its election and in addition to any other remedies that it may have, at any time terminate this Joint Development Agreement by not less than thirty (30) days written notice to Agere specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied to Chartered's reasonable satisfaction. If the breach is not one which is capable of being cured within thirty (30) days and Agere has commenced to cure the breach within such time and continues to do so diligently and in good faith, then Agere


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shall be granted an extension for a reasonable period of time.

          13.2.3 Either Party may terminate this Joint Development Agreement effective immediately by written notice if or when it is discovered that the other Party has: (i) intentionally or in a willful, wanton or reckless manner, made any material, false representation, report or claim relative hereto;
(ii) violated each other's copyright or trademark; (iii) become insolvent, invoked as a debtor under any laws relating to the relief of debtors' or creditors' rights, or has had such laws invoked against it; (iv) become involved in any liquidation or termination of business; (v) been adjudicated bankrupt; or (vi) been involved in an assignment for the benefit of its creditors.

          13.2.4 In the event of termination of this Joint Development Agreement in accordance with this Section 13.2 due to breach by Agere, Agere shall pay to Chartered the amount of the EDB RISC received by Chartered and Agere and required by the EDB to be reimbursed. In the event of termination of this Joint Development Agreement in accordance with this Section 13.2 due to breach by Chartered, Chartered shall pay to the EDB the amount of the EDB RISC received by Chartered and Agere and required by the EDB to be reimbursed.

          13.2.5 In the event Chartered terminates this Joint Development Agreement for breach by Agere, upon such termination Agere agrees to forebear in the use or licensing of any of the Chartered Background Information for a period of xxxxxxxxx from the date of termination. In the event Agere terminates this Joint Development Agreement for breach by Chartered, upon such termination Chartered agrees to forebear in the use or licensing of any of the Agere Background Information for a period of xxxxxxxxxxx from the date of termination.

          13.2.6 In the event a Party terminates this Joint Development Agreement for breach by the other Party, upon such termination the Party in breach agrees to forebear in the use or licensing of any of the jointly owned Foreground Information for a period of xxxxxxxxxxx from the date of termination.

     13.3 Termination For Convenience

          13.3.1 Either Party may terminate this Joint Development Agreement for convenience by giving written notice at least xxxxxxxxxxxxx prior to the planned successful completion of a Process (excluding Enhancement Modules) under development, at Chartered's Facility or Agere's Facility or a Chartered-Agere joint venture facility, whichever is later, and such termination shall be effective upon the actual successful completion of that Process, as defined in Attachment D.

          13.3.2 Upon termination of this Joint Development Agreement for convenience in accordance with Section 13.3.1, neither Party shall be liable to the other, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Agere or Chartered of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection therewith, or on account of any other cause or thing


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whatsoever. In the event of termination of this Joint Development Agreement for convenience in accordance with Section 13.3.1, Agere shall pay to Chartered the amount of the EDB RISC received by Agere and required by the EDB to be reimbursed, and Chartered shall pay to the EDB the amount of the EDB RISC received by Chartered and required by the EDB to be reimbursed.

     13.4 Upon expiration or termination of this Joint Development Agreement, each Party shall immediately return all proprietary information originated and owned solely by the other Party, except for that information specifically needed for the support of the Processes.

14.0 PUBLICITY AND TRADEMARKS AND TRADENAMES

     14.1 Each Party agrees to obtain prior written approval from the other Party for any press release or public announcement referring to the other Party, this Joint Development Agreement or to any of the terms and conditions herein.

     14.2 No right is granted herein to either Party to use any identification (such as, but not limited to, trade names, trademarks, trade devices, service marks or symbols, and abbreviations, contractions or simulations thereof) owned by or used to identify the other Party or any of its Subsidiaries or affiliates or any of its or their products, services or organizations, and, with respect to the subject matter of this Joint Development Agreement, each Party agrees that it will not, without the prior written permission of the other Party, (i) use any such identification in advertising, publicity, packaging, labeling or in any other manner to identify itself or any of its products, services or organizations or (ii) represent directly or indirectly that any product, service or organization of it is a product, service or organization of the other Party or any of its Subsidiaries or affiliates, or that any product or service of it is made in accordance with or utilizes any information of the other Party or any of its Subsidiaries or affiliates.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

15.0 NON-ASSIGNABILITY

Neither Party may assign this Joint Development Agreement nor the performance of this Joint Development Agreement, or any part thereof, nor transfer licenses or rights hereunder to anyone other than a Subsidiary without the written consent of the other Party hereto. However, if either of the Parties divests all or a portion of its business and such divested business continues operation as a separately identifiable business, then the licenses granted hereunder to the divesting Party may be assigned to such divested separate business, but only (i) for the duration and term of licenses as specified in this Joint Development Agreement, (ii) to the extent and for the time the divested business functions as a separately identifiable business, and (iii) for products and services of the kind provided by the divested business prior to its divestiture and not to any products or services of any entity which acquires the divested business. Any such divestiture or other business reorganization affecting the ownership or title of any of a Party's patents shall be made subject to the rights and obligations created under this Joint Development Agreement.


16.0 NOTICES

All notices, demands, orders, acknowledgments or other communications required or permitted under this Joint Development Agreement shall be in writing and shall be deemed given: (i) when delivered personally; (ii) when sent by facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) three (3) days after deposit with a commercial overnight carrier, with written verification of receipt. All communications will be sent to the addresses set forth below. Either Party may change its address by giving notice pursuant to this section.

     If sent to Agere:
                            Agere Systems Inc.
                            555 Union Boulevard
                            Allentown, PA 18109 USA

                            Attention: PURPOSELY LEFT BLANK
                            Title:
                            Fax Number: 610-712-6223

     With a copy to:
                            Agere Systems Inc.
                            Law Group
                            Room 5SC03
                            Two Oak Way
                            Berkeley Heights, NJ 07922 USA

                            Attention: John W. Fisher


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                            Fax Number: 908-508-8398

     If sent to Agere Systems Singapore:
                            Agere Systems Singapore Pte Ltd.
                            3 Kallang Sector
                            Kolam Ayer Industrial Park
                            Singapore 349278

                            Attention: Mr. Jeff Mowla
                            Title: Managing Director
                            Fax Number: 65-8402560

     If sent to Chartered:
                            Chartered Semiconductor Manufacturing Ltd.
                            60 Woodlands Industrial Park D Street 2
                            Singapore 738406

                            Attention: Legal Department
                            Fax Number: 65-6360-4970


17.0 AGREEMENT PREVAILS

This Joint Development Agreement shall prevail in the event of any conflicting terms or legends which may appear on Agere information or Chartered information or any joint information.


18.0 NOTHING CONSTRUED

Neither the execution of this Joint Development Agreement nor anything in it or in Agere information or in Chartered information shall be construed as: (i) an obligation upon either Party or their Subsidiaries to furnish, except as provided in Section 3.4, any assistance of any kind whatsoever, or any products or information other than Chartered information or Agere information or to revise, supplement or elaborate upon such information; or (ii) providing or implying any arrangement or understanding that either Party or its Subsidiaries will make any purchase from the other Party or its Subsidiaries; or (iii) preventing either Party hereunder from pursuing other development activities either alone or with another company.


19.0 FORCE MAJEURE

Neither Party shall be liable for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control, including but not limited to acts of God, riots, civil disturbances, wars, states of belligerency or acts of the public enemy, strikes, work stoppages, or the laws, regulations, acts or failure to act of any governmental authority. In the event that performance under this Joint Development Agreement is prevented for a continuous


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

period of two (2) months or longer by any of the foregoing causes, the Party not affected by the Force Majeure events shall have the right to terminate this Joint Development Agreement by giving written notice to the other Party. Upon termination of this Joint Development Agreement in accordance with this Section 19.0, neither Party shall be liable to the other, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Agere or Chartered of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection therewith, or on account of any other cause or thing whatsoever. In the event of termination of this Joint Development Agreement for convenience in accordance with this Section 19.0, Agere shall pay to Chartered the amount of the EDB RISC received by Agere and required by the EDB to be reimbursed, and Chartered shall pay to the EDB the amount of the EDB RISC received by Chartered and required by the EDB to be reimbursed.


20.0 CHOICE OF LAW

The Parties hereto desire and agree that the laws of the State of New York shall apply in any dispute or controversy arising with respect to this Joint Development Agreement, without regard to conflicts of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Joint Development Agreement.


21.0 HEADINGS

All section headings, including those in the Attachments are for convenience purposes only and shall in no way affect, or be used, in the interpretation of this Joint Development Agreement.


22.0 WAIVER

No failure, delay, relaxation or indulgence on the part of either Party in exercising any power or right conferred upon such Party under the terms of this Joint Development Agreement will operate as a waiver of such power or right nor will any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right under this Joint Development Agreement.


23.0 RELEASES VOID

Neither Party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises and both Parties agree that no such releases or waivers shall be pleaded by them or third persons in any action or proceeding.


                          CHARTERED-AGERE-CONFIDENTIAL

                                 EXECUTION COPY

24.0 POWER TO SIGN

Chartered and Agere covenant, warrant and represent that their respective representatives signing this Joint Development Agreement have full power and proper authority to sign this Joint Development Agreement and so bind the Parties, and that there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, inconsistent with any provision of this Joint Development Agreement.


25.0 SURVIVAL OF OBLIGATIONS

The obligations of the Parties in Sections 1.0, 3.4, 8.0 through 31.0 of this Joint Development Agreement shall survive termination or cancellation of this Joint Development Agreement.


26.0 EXPORT CONTROL

The Parties acknowledge that the technical information (including, but not limited to, services and training) provided under this Joint Development Agreement are subject to U.S. export laws and regulations and any use or transfer of such technical information must be authorized under those laws and regulations. The Parties agree that they will not use, distribute, transfer, or transmit the technical information (even if incorporated into products) except in compliance with U.S. export regulations. If necessary, Agere may request Chartered to sign written assurances and other export-related documents as may be required for Agere to comply with U.S. export regulations.


27.0 DISPUTE RESOLUTION

     27.1 If a dispute arises out of or relates to this Joint Development Agreement, or the breach, termination or validity thereof, the Parties agree to submit the dispute to a sole mediator selected by the Parties or, at any time at the option of a Party, to mediation by the International Chamber of Commerce ("ICC"). If not thus resolved, it shall be referred to a sole arbitrator selected by the Parties within thirty (30) days of the mediation, or in the absence of such selection, to ICC arbitration which shall be governed by the United States Arbitration Act.

     27.2 Any award made: (i) shall be a bare award limited to a holding for or against a Party and affording such remedy as is deemed equitable, just and within the scope of this Joint Development Agreement; (ii) shall be without findings as to issues (including but not limited to patent validity and/or infringement) or a statement of the reasoning on which the award rests; (iii) may in appropriate circumstances (other than patent disputes) include injunctive relief; (iv) shall be made within four (4) months of the appointment of the arbitrator; and (v) may be entered in any court of competent jurisdiction.

     27.3 The requirement for mediation and arbitration shall not be deemed a waiver of any right of termination under this Joint Development Agreement and the arbitrator is not empowered to


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

act or make any award other than based solely on the rights and obligations of the Parties prior to any such termination.

     27.4 The arbitrator shall be knowledgeable in the legal and technical aspects of this Joint Development Agreement and shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of this Joint Development Agreement.

     27.5 The place of mediation and arbitration shall be New York City.

     27.6 Each Party shall bear its own expenses but those related to the compensation and expenses of the mediator and arbitrator shall be borne equally.

     27.7 A request by a Party to a court for interim measures shall not be deemed a waiver of the obligation to mediate and arbitrate.

     27.8 The arbitrator shall not have authority to award punitive or other damages in excess of compensatory damages and each Party irrevocably waives any claim thereto.

     27.9 The Parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence.


28.0 PARTIAL INVALIDITY

If any paragraph, provision, or section thereof in this Joint Development Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Joint Development Agreement is being performed, the remainder of this Joint Development Agreement shall be valid and enforceable and the Parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the Parties' intent in entering into this Joint Development Agreement.


29.0 COUNTERPARTS

This Joint Development Agreement may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.


30.0 RELATIONSHIP OF PARTIES

The Parties to this Joint Development Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment or franchise between the Parties with respect to the subject matter of this Agreement. Neither Party has the authority to bind the other or to incur any obligation on its behalf.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

31.0 INTEGRATION

This Joint Development Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and agreements between them. Neither of the Parties shall be bound by any warranties, modifications, understandings or representations with respect to the subject matter hereof other than as expressly provided herein, or in a writing signed with or subsequent to the execution hereof by an authorized representative of the Party to be bound thereby.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

IN WITNESS WHEREOF the Parties hereunto have entered into this Joint Development Agreement as of the 28th day of June 2002.


CHARTERED SEMICONDUCTOR MANUFACTURING LTD.


By: /s/ Chia Song Hwee
    -----------------------------------------------
Name:  Chia Song Hwee
Title: President & Chief Executive Officer
Date:  28 June 2002


AGERE SYSTEMS INC.


By: /s/ John Dickson
    -----------------------------------------------
Name:  John T. Dickson
Title: Chief Executive Officer
Date:  27 June 2002


AGERE SYSTEMS SINGAPORE PTE LTD.


By: /s/ Jeff Mowla
    -----------------------------------------------
Name:  Jeff Mowla
Title: Managing Director
Date:  28 June 2002


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                                  ATTACHMENT A


                                DEVELOPMENT PLANS

Note: The initial 0.13um Development Plan is attached as Attachment A-1-1.
Any revised Development Plan shall supercede the earlier applicable Attachment, and shall be attached to this Joint Development Agreement and successively numbered. For example, revised 0.13um Development Plan(s) will be named "Attachment A-1-2", "Attachment A-1-3", etc. The 90nm Development Plan(s) will be named as "Attachment A-2-1", "Attachment A-2-2", "Attachment A-2-3", etc.

These technologies are defined principally by the design rules, and the transistor options, with associated electrical characteristics. Corresponding documentation and specification are defined in the list of foreground deliverables, applicable to all three generations.

The development plan for each xxxx xxxx technology node (0.13um and 90nm) is outlined by the High Level Milestones and Foreground Deliverables. The qualification of the xxxxxxxxxxxx modules is expected to be completed concurrent with the xxxx xxxxx. The qualification of the xxxxx xxxxxx is expected to be completed within five (5) months of the xxxx xxxxx. The xxxx xxxx module will be completed on a mutually agreed date.

The same elements will be defined for 90nm technology as soon as practical (e.g., 90nm by 1Q01). These defining elements will be approved by the Steering and Executive Committees, and then attached to this document.

The Parties will in good faith negotiate and agree to a detailed workplan for the joint development of each Process (the "Workplan"). The Workplan shall be a detailed elaboration of the Development Plan and shall be approved and signed off by the Executive Committee not later than the date of execution of this Joint Development Agreement. All subsequent amendments to the Workplan shall be approved by the Executive Committee.

Minimum monthly manpower commitment by both Parties to the Development Plan is defined in the Manpower Plan.

Development of Processes is deemed successful and complete when all deliverables defined in Attachment D are attained.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY
MANPOWER PLAN
(Headcount)

--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                                   Q499          Y2000        Y2001        Y2002         Y2003            Y2004
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                          xx            xxxxx         xx           xxx          xxxxxx           xxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                             xx          xx           xx             x             x               x
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                             xx          xx           xx             x             x               x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                                ATTACHMENT A-1-1


                          (0.13UM DEVELOPMENT PLAN)

For the 0.13um CMOS technology, the high level design rules, transistor options, milestones, and foreground deliverables follows:


DESIGN RULES

--------------------------------------------------------------------------------------------------------------------------------
Technology                                                         0.13um                 Preliminary
                                                                     xxxxx                    90nm
                                                                      xxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxx                                              xxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxx                                  xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxx                                  xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxx                                                              xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxx                                  xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx                                                  xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxx                             xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx                                                  xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxx                             xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
                                        xxxxxx                      xxxxxx
--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx                                                  xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx                                                  xxxxxx                   xxxxxx
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

0.13UM TRANSISTOR OPTIONS

--------------------------------------------------------------------------------------------------------------------------
                                     xxxxxx         xxxxxx         xxxxxx         xxxxxx        xxxxxx         xxxxxx
                                    xxxxxxxx       xxxxxxxx       xxxxxxxx       xxxxxxxx
                                                   xxxxxxx                       xxxxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxx                            xxx            xxx            xxx            xxx            xxx           xxx
--------------------------------------------------------------------------------------------------------------------------
                                      xxx            xxx            xxx            xxx            xxx           xxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxx                           xxxxx          xxxxx          xxxxx          xxxxx          xxxxx         xxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxx                               xx             xx             xx             xx            xx             xx
--------------------------------------------------------------------------------------------------------------------------
xxxxxx                               xxxxx          xxxxx          xxxxx          xxxxx          xxxxx         xxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                  xxxxx          xxxxx          xxxxx          xxxxx          xxxxx         xxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxx                           xxxxx          xxxxx                         xxxxx          xxxxx         xxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxx                           xxxxx          xxxxx                         xxxxx          xxxxx         xxxxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                   xxx            xxx            xxx            xxx            xxx           xxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                   xxx            xxx            xxx            xxx            xxx           xxx
--------------------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxx                   xxx            xxx            xxx
--------------------------------------------------------------------------------------------------------------------------


0.13UM HIGH LEVEL PROGRAM MILESTONES

----------------------------------------------------------------------------------------------------------------------
                    xxxxxxxxxx                                                          xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                                                   xxxxx
      xxxxxxxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxx                                                            xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                                                   xxxxx
      xxxxxxxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                                                   xxxxx
      xxxxxxxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxx                                                            xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxx                                                            xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxxxxxxxx                                                            xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxx                                                                  xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxx                                                                  xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxxxxxx                                                                  xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxx                                                                      xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxx                                                                      xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxx                                                                      xxxxx
----------------------------------------------------------------------------------------------------------------------
 xxxxxxxxxxxxxxxxx                                                                      xxxxx
----------------------------------------------------------------------------------------------------------------------


FOREGROUND DELIVERABLES


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

The following are the deliverables necessary to complete the Development Plan. The date and responsibility for delivery of each such deliverable must be determined by mutual agreement of the Parties and will be reflected in the Workplan.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

------------------------------------------------------------------------------------------
1.   TECHNOLOGY
------------------------------------------------------------------------------------------
     1.1.  ELECTRICAL (EP) SPECIFICATION AND TEST PROGRAM
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
     1.2.  SCRIBELINE TEST STRUCTURES
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
     1.3.  DESIGN RULES AND MODELS
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

------------------------------------------------------------------------------------------
     1.4.  RUNFLOW AND RECIPE SPEC AND PROCESS CHARACTERIZATION REPORTS
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
     1.5.  EQUIPMENT SPECIFICATION
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxx
------------------------------------------------------------------------------------------
     1.6.  QUALIFICATION PLAN AND VEHICLE
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
2.   DEFECT DENSITY
------------------------------------------------------------------------------------------
     2.1.  TOOLING ( MASK) METHODOLOGY
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
     2.2.  YIELD ENHANCEMENT PROGRAM
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

------------------------------------------------------------------------------------------
3.   PROGRAM MANAGEMENT
------------------------------------------------------------------------------------------
     3.1.  RESOURCE PROVISIONS AND MILESTONES
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------
4.   EDA
------------------------------------------------------------------------------------------
     4.1.  DEVICE CHARACTERIZATION AND LAYOUT
------------------------------------------------------------------------------------------
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY
                                        7
                                ATTACHMENT A-2-1


                             (90NM DEVELOPMENT PLAN)

To be attached following approval of Executive Committee.


DESIGN RULE SUMMARY

----------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxx                                          xxxxx
----------------------------------------------------------------------------
xxxxxxxx                             xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxx                                 xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxx                         xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxx                              xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxx                 xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxx                         xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxx                 xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxxxxx                      xxxxxxxxx              xxxxxxxxx
----------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxx                                      xxxxxxxxxxxxx
xxxxxxxxxxxx                                                 xxxxxx
----------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

TABLE II A: 90NM TRANSISTOR OPTIONS

----------------------------------------------------------------------------------------
       XXXXXXXXXXXXXXXX             XXXXX         XXXXXXX       XXXXXXX      XXXXXXX
                                                   XXXX          XXXX         XXXX
----------------------------------------------------------------------------------------
         XXXXXXXXXXXX              XXXXXXX        XXXXXXX       XXXXXXX      XXXXXXX
                                    XXXX           XXXX          XXXX         XXXX
----------------------------------------------------------------------------------------
     XXXXXXXXXXXXXXXXXXX          xxxxxxxxx      xxxxxxxxx     xxxxxxxxx    xxxxxxxxx
           XXXXXXX
----------------------------------------------------------------------------------------
       XXXXXXXXXXXXXXXX            xxxxxx         xxxxxx        xxxxxx       xxxxxx
----------------------------------------------------------------------------------------
       XXXXXXXXXXXXXXXX           xxxxxxxxx      xxxxxxxxx     xxxxxxxxx    xxxxxxxxx
                                --------------------------------------------------------
                                  xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
                                --------------------------------------------------------
                                  xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
----------------------------------------------------------------------------------------
    XXXXXXXXXXXXXXXXXXX           xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
            XXXX
----------------------------------------------------------------------------------------
       XXXXXXXXXXXXXXXX           xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
                                --------------------------------------------------------
                                  xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
                                --------------------------------------------------------
                                  xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
----------------------------------------------------------------------------------------
            XXXXXX                xxxxxxxx       xxxxxxxx      xxxxxxxx     xxxxxxxx
          XXXXXXXXXX
            XXXXX
----------------------------------------------------------------------------------------
        XXXXXXXXXXXXXX              xxxx           xxxxx        xxxxxx        xxxx
            XXXXX
----------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

TABLE II B : 90nm LOW POWER TRANSISTOR OPTIONS

---------------------------------------------------------------------------------------------
        XXXXXXXXXXXXXXXX          XXXXXXXXXX           XXXXXXXXXX             XXXXXXXXXX
                                     XXXXX                XXXXX                 XXXXX
---------------------------------------------------------------------------------------------
        XXXXXXXXXXXXXXXX        xxxxxxxxxxxxxx       xxxxxxxxxxxxxx         xxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------
          XXXXXXXXXXXXX           xxxxxxxxxxx          xxxxxxxxxxx           xxxxxxxxxxx
             XXXXXX
---------------------------------------------------------------------------------------------
        XXXXXXXXXXXXXXXX           xxxxxxxx             xxxxxxxx               xxxxxxxx
---------------------------------------------------------------------------------------------
          XXXXXXXXXXXXX            xxxxxxxx             xxxxxxxx               xxxxxxxx
                              ---------------------------------------------------------------
                                   xxxxxxxx             xxxxxxxx               xxxxxxxx
                              ---------------------------------------------------------------
                                   xxxxxxxx             xxxxxxxx               xxxxxxxx
---------------------------------------------------------------------------------------------
          XXXXXXXXXXXXX            xxxxxxxx             xxxxxxxx               xxxxxxxx
             XXXXXX
---------------------------------------------------------------------------------------------
        XXXXXXXXXXXXXXXX           xxxxxxxx             xxxxxxxx               xxxxxxxx
                              ---------------------------------------------------------------
                                   xxxxxxxx             xxxxxxxx               xxxxxxxx
                              ---------------------------------------------------------------
                                   xxxxxxxx             xxxxxxxx               xxxxxxxx
---------------------------------------------------------------------------------------------
             XXXXXXX                 xxxxx                xxxxx                 xxxxx
          XXXXXXXXXXXXX
             XXXXXX
---------------------------------------------------------------------------------------------
          XXXXXXXXXXXXX               xx                   xx                     xx
             XXXXXX
---------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

MILESTONES FOR THE 90NM PROCESS.

         xxxxxxxxxxxxxxxxxxxxxxxxxxxxx               xxxx
         xxxxxxxxxxxx                                xxxx
               xxx                                   xxxx
               xxxxxxxxxx                            xxxx
               xxxxxxxx                              xxxx
               xxxxxx                                xxxx
               xxxxx xxxxxxx                         xxxx
               xxxxxxxxxxxxxxxxx                     xxxx
         xxxxxxxxxxxxxxxxxxxxxxx                     xxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxx               xxxx
         xxxxxxxxxxxxxxxxxxxxxx                      xxxx
         xxxxxxxxxxxxxxxxxx                          xxxx
         xxxxxxxxxxxxxxx                             xxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxx                 xxxx
         xxxxxxxxxxxxxxxxxxxxxxx                     xxxx
         xxxxxxxx                                    xxxx
         xxxxxxxxxx                                  xxxx


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                                  ATTACHMENT B

                               TOTAL PROJECT COST

xxxxxx


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                                  ATTACHMENT C

                    INFORMATION FOR RELEASE TO THIRD PARTIES

1.   Design Information-Per Design Manual

     1.1. Design Rules (including reliability layout rules)
     1.2. Layout Description
     1.3. ESD, Latch-up, Pad Rules
     1.4. DRC, ERC, LVS, LPE


2.   Electrical Targets Information-Per Design Manual

     2.1. RAM Cell Transistor
     2.2. MOS Transistors
     2.3. Other Devices (Bipolar Devices, Diode, Resistor, Capacitor)
     2.4. Parasitic Resistor and Capacitor
     2.5. SPICE Models and Device Characterization reports
     2.6. Interconnect Delay Models


3.   Process Information-Per Design Manual

     3.1. Simple Process Flow
     3.2. Electrical Test Specification
     3.3. Qualification report


4.   Mask Generation-Per Specific Mask Generation Information

     4.1. Mask Specification
     4.2. Bias Table
     4.3. Mask Layer Generation Equation-Per Design Manual
     4.4. Tooling Methodologies like Dummy Pattern Algorithm, OPC and phase shift procedures


5.   Information for Test and Sort Capability

     5.1. Transfer vehicle Program files

          5.1.1. Main program file for pre DS
          5.1.2. Socket file


                          CHARTERED-AGERE CONFIDENTIAL

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                                 EXECUTION COPY

          5.1.3. All micro pattern files
          5.1.4. Insert to pattern file (SDEF File)
          5.1.5. Probe area file
          5.1.6. Scramble file


     5.2. Device Test and Design Documentation

          5.2.1. Wafer Test Spec
          5.2.2. Wafer Test Pattern Description
          5.2.3. Wafer Test Timing Diagram
          5.2.4. Wafer Test Flow
          5.2.5. Test Commands Description
          5.2.6. IPL mode description


     5.3. Probe card document

          5.3.1. Pads size
          5.3.2. Pad to Pad pitch size
          5.3.3. Pad x, y coordinates table


     5.4. Final Test

          5.4.1. Final Test program
          5.4.2. Final Test Spec
          5.4.3. Product Test Flow
          5.4.4. Test board pin connection
          5.4.5. Test board load circuit
          5.4.6. Device data Sheet
          5.4.7. Bonding diagram


     5.5. Burn-In Test

          5.5.1. Product level Burn-In criteria
          5.5.2. Burn-In mode Sequence
          5.5.3. Burn-In Cycle
          5.5.4. Burn-In Testing Waveform
          5.5.5. Burn-In Board Waveform
          5.5.6. HIFIX wiring, socket file, tray drawing


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                                  ATTACHMENT D

             COMPLETION OF PROJECT FOR 0.13UM AND 90NM PROCESSES

A Process is deemed to be successfully completed when a receiving facility's qualification achieves the following:

(a) the electrical and physical specifications of such Process achieved at the receiving facility match the electrical and physical specifications of such Process achieved in the development facility, and

(b) the reliability performance of such Process at the receiving facility is the same as or better than the reliability performance of such Process achieved in the development facility. The reliability requirement at the development facility shall be

         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxxxxxxxxxxxxx

            xxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

         xxx

         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xx
            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
            xxxxxxxxxxxxxxxx


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                                  ATTACHMENT E

           PROCEDURE FOR JOINT SELECTION OF TOOL SET AND MATERIALS FOR
                       JOINT DEVELOPMENT OF THE PROCESSES

1.0  PURPOSE

This Attachment E describes the procedure for review and final approval by the Executive Committee of new toolset and materials purchased or evaluated under the Joint Development Agreement. Under this procedure Chartered and Agere will establish joint tool and materials selection teams for the purpose of identifying toolset and materials for maximum manufacturing efficiency and lowest cost of ownership of the jointly developed Processes. Process extendibility to cover the 0.13um and 90nm Processes will also be a key factor in the selection criteria.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxx.


2.0  SCOPE

This Attachment E applies to all new processing tools and materials, including metrology tools, purchased or evaluated by either Party for the purpose of development and eventual manufacturing of the jointly developed Processes. Tool evaluations performed as part of a joint development agreement with a supplier are covered under this procedure.


3.0  DEFINITION

3.1  TOC                 Tool of choice
3.2  MOC                 Material of choice
3.3  JDP                 Joint development program
3.4  EST                 Equipment/tool selection team
3.5  CST                 Commodities selection team
3.6  SC                  Steering Committee
3.7  EC                  Executive Committee
3.8  COO                 Cost of ownership


4.0  REFERENCE DOCUMENTS

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxx


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5.0  RESPONSIBILITIES

REQUESTOR (AGERE OR CHARTERED):
- The requestor shall inform the SC of any potential tool/material for purchase or evaluation.
- The requestor shall provide all the necessary data such as acceptance criteria, COO etc. to enable the EST/CST to make a tool/material recommendation to the SC.
- The requestor is responsible for the execution of tool and materials evaluations and reporting of results back to the joint EST/CST.


AGERE:
- Agere is to engage Chartered in any JDP agreements with suppliers on potential tools and materials that may affect the Chartered or Agere TOC/MOC to be used in jointly developed Processes.
-    Agere shall inform Chartered of any changes to their TOC/MOC.


CHARTERED:
- Chartered is to engage Agere in any JDP agreements with suppliers on potential tools and materials that may affect the Chartered or Agere TOC/MOC to be used in jointly developed Processes.
-    Chartered shall inform Agere of any changes to their TOC/MOC.


EST:
- The EST leads the selection process for the proposed tool and delivers a recommendation to the SC.


CST:
- The CST leads the selection process for the proposed materials and delivers a recommendation to the SC.

SC:
- The SC shall nominate the EST/CST team leader for the purpose of coordinating and reporting to the SC on the progress and conclusions of the joint tool/material selection activities.
- The SC shall make a recommendation based on the output of the EST/CST activity to the EC.


EC:
- The EC has the authority for final approval of tools and materials for joint development of the Processes.


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6.0  PROCEDURES

The EST and CST teams are formed under direction and guidance of the SC to select tools and materials for development and eventual manufacturing of the jointly developed Processes. The composition of the teams is described below and may be varied subject to the approval and recommendations of the SC.

----------------------------------------------------------------------------------------
ORGANIZATION/ DEPARTMENT REPRESENTED                         EST              CST
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxx                                  xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                        xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxx                                  xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxxxx                                xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxx                                                   xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxx                                  xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                           xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxx                                              xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxx                                              xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxx                                              xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                     xxxxxxxx      xxxxxxxxxxxx
----------------------------------------------------------------------------------------


6.1  EST CRITERIA FOR TOOL AND MATERIALS SELECTION

Attached below is a summary of the selection criteria to be used by the EST for the purpose of joint tool selection. Further details of the procedures and decision analysis can be found in xxxxx. Weightages attached to each of the selection criteria may vary in accordance with the EST team recommendation and is subject to the approval of the SC.


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
--------------------------------------------------------------------------------------------
REQUESTER'S INPUT      CRITERIA                      WEIGHTAGE        VENDOR A       TOC
SOURCE                                               (see note 1)
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxxxxxxxxxxxx       xxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxxxxxxxxxxxx       xxx
                       xxxxxxxxxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxx                   xxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxx                 xxx
                       xxxxxxxxxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxx                       xxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxxxxxxxxxxxx       xxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxxx                xxx
--------------------------------------------------------------------------------------------
xxxxxxxxxxxxx          xxxxxxxxxxxxxxxxxxxxxxx       xxx
                       xxxxxxxxxxxxxxxxxxxxxxx
                       xxxxxxxxxxxx
--------------------------------------------------------------------------------------------

Note 1.
WEIGHTAGES MAY VARY IN ACCORDANCE WITH THE EST TEAM RECOMMENDATION AND ARE SUBJECT TO THE APPROVAL OF THE SC.

There are 4 parts to the procedures for purchase and/or evaluation of new tools and materials:

PART A:     COMPATIBILITY OF THE PROPOSED TOOL/MATERIAL TO THE CURRENT CHARTERED
            OR AGERE TOC/ MOC.
PART B:     EST AND CST PROPOSAL TO SC
PART C:     TOOL/MATERIAL EVALUATION PHASE
PART D:     SC FINAL REVIEW

The accompanying flowchart summarizes the process flow and descriptions of each of the procedures (parts A to D) are subsequently provided in Sections 6.2 and 6.3.


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                                    [CHART]


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6.2  PROCEDURE FOR PROPOSED TOOL EVALUATION AND PURCHASE

Table F(i) gives a description of the current TOC from Chartered. Due to many factors (technology and commercial), differences in the TOC for a given Process may exist between the Parties. Some of the key differences with the Agere TOC are highlighted in table F(i). The purpose of the procedure below is to enable the Parties to converge on a common toolset for development and manufacturing of the jointly developed Processes. In some cases convergence may not be possible (e.g. due to existing tools used at the Parties manufacturing sites) in which case the Parties will engage in Process and module matching in advance of the transfer to manufacturing in Singapore (refer to the Tools of Record as set out in the Workplan described in Attachment A).


PART A: COMPATIBILITY OF THE PROPOSED TOOL TO THE CURRENT TOC

     6.2.1 If the proposed tool is not listed in the TOC list in Table F(i), an appropriate joint EST will be formed in order to evaluate and make recommendations to the SC.
     6.2.2 If the proposed tool is listed in the TOC list in table F(i), then the proposal goes directly to the SC and EC for recommendation to purchase or lease.
     6.2.3 The SC shall be notified of any changes to the Chartered or Agere TOC as given in Table F(i) by the EST.


PART B: EQUIPMENT SELECTION TEAM PROPOSAL TO SC

     6.2.4 A joint EST will be formed comprising team members from Agere and Chartered as described in section 6.0 of this Attachment.
     6.2.5 The SC will appoint an EST team leader to co-ordinate and report on the activities of the EST.
     6.2.6 The Chartered or Agere requestor is to provide all the available tool acceptance data as inputs to the EST selection process.
     6.2.7 The proposed tool will be given the same weightage in comparison to the other tools during the selection process.
     6.2.8 The EST is to perform a side-by-side tool comparison based on the data supplied by Agere as well as Chartered.
     6.2.9  The EST is to make a recommendation to the SC.
     6.2.10 If approval is not granted, the SC issues a written notice stating the reason for rejection.
     6.2.11 If approval is granted, the EST can proceed to parts C or D as described below.


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PART C: TOOL EVALUATION PHASE

     6.2.12 The EST is to select the site of evaluation and coordinate the on-site evaluation task force for the proposed tool.
     6.2.13 The EST is to set the timeline to verify the Process acceptance criteria as stipulated by the requestor for the new tool in question as well as the hardware reliability.
     6.2.14 EST makes a final recommendation to the SC based on the on-site evaluation.


PART D: STEERING COMMITTEE FINAL REVIEW

     6.2.15 The SC reviews the final recommendation from the EST or a request to purchase a TOC as listed in Table F(i).
     6.2.16 If the SC does not accept the recommendation of the EST, the SC issues a written notice stating the reason for rejection.
     6.2.17 If the SC accepts the recommendation of the EST, the SC makes a proposal to the EC to update the TOC.
     6.2.18 In the case of a request to purchase a TOC,) and the Parties have a different TOC listed in Table F(i), the SC may recommend a joint EST be formed to execute phases B and C above so that a convergent TOC can be identified.
     6.2.19 The decision of the SC to purchase or lease tools is subject to the final approval of the EC.


6.3  PROCEDURES FOR NEW MATERIAL EVALUATION AND PURCHASE

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxx.


PART A: COMPATIBILITY OF THE PROPOSED MATERIAL TO THE CURRENT MOC

     6.3.1 If the proposed material is not listed in the MOC list in Table F(ii), an appropriate joint CST will be formed in order to evaluate and make recommendations to the SC.
     6.3.2 If the proposed material is listed in the MOC list in Table F(ii), then the proposal goes straight to the SC and EC for recommendation to purchase.
     6.3.3 The SC shall be notified of any changes to the Chartered or Agere MOC as given

                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

            in Table F (ii) by the CST.


PART B: COMMODITIES SELECTION TEAM PROPOSAL TO SC

     6.3.4 A joint CST will be formed comprising team members from Agere and Chartered as described in section 6.0 of this Attachment.
     6.3.5 The SC will appoint a CST team leader to co-ordinate and report on the activities of the CST.
     6.3.6 The Chartered or Agere requestor is to provide all the available material acceptance data as inputs to the CST selection process.
     6.3.7 The proposed material will be given the same weightage in comparison to the other materials during the selection process.
     6.3.8 The CST is to perform a side-by-side material comparison based on the data supplied by Agere as well as Chartered.
     6.3.9  The CST is to make a recommendation to the SC.
     6.3.10 If the approval is not granted, SC issues a written notice stating the reason for rejection.
     6.3.11 If approval is granted, the CST can proceed to parts C or D as described below.


PART C: MATERIAL EVALUATION PHASE

     6.3.12 The CST is to select the site for evaluation and to coordinate the on-site evaluation task force for the proposed new material.
     6.3.13 The CST is to set the timeline to verify the Process acceptance criteria as stipulated by the requestor for the new material.
     6.3.14 CST makes a final recommendation to the SC based on the on-site evaluation.

                          CHARTERED-AGERE CONFIDENTIAL

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PART D: STEERING COMMITTEE FINAL REVIEW

     6.3.15 The SC reviews the final recommendation from the CST.
     6.3.16 If the SC does not accept the recommendation of the CST, the SC issues a written notice stating the reason for rejection.
     6.3.17 If the SC accepts the recommendation of the CST, the SC makes a proposal to the EC to update the MOC.
     6.3.18 The SC may recommend an appropriate CST be formed for the purpose of identifying a convergent MOC if the Parties MOC, as listed in Table F(ii), is different.
     6.3.19 The decision of the SC to purchase materials is subject to the final approval of the EC.


                          CHARTERED-AGERE CONFIDENTIAL

                                 EXECUTION COPY

                                TABLE F(i) (TOC)

---------------------------------------------------------------------------------------------------
AL FLOW                     CHARTERED                                    AGERE
---------------------------------------------------------------------------------------------------
PROCESS MODULES             SUPPLIER          MODEL                      AGERE TOC DIFFERENCES
---------------------------------------------------------------------------------------------------
CLEAN TECH
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx          xxx               xxxx                       xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxx                         xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxx            xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx                       xxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxx             xxxxxxx           xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxx               xxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxx                      xxxxx             xxxxx                      xxxx
---------------------------------------------------------------------------------------------------
ETCH
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxx             xxxx              xxxxxxxxxx                 xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxx              xxxxxxxxxx                 xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxx             xxxx              xxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxx              xxxxxxxxxx                 xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxx                     xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxx              xxxxxxxxxx                 xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxx                                                                    xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxxxxxx                 xxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxxxxxxxx
---------------------------------------------------------------------------------------------------
DIFFUSION
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxx               xxxxx                      xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxx               xxxxx                      xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxx               xxxxx                      xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxx               xxxxx                      xxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxx               xxxxx                      xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxx               xxxxx                      xxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxx                                                                  xxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxx                                                               xxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

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                                 EXECUTION COPY

---------------------------------------------------------------------------------------------------
AL FLOW                     CHARTERED                                    AGERE
---------------------------------------------------------------------------------------------------
xxxxx                                                                    xxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxx               xxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxxx            xxxxxxxxxxxxxx             xxxxxxxxxxxxxxxxxxxx
                                                                         xxxxxxxxxxxxxxxxxxxx
                                                                         xxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxxx            xxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
RTA
---------------------------------------------------------------------------------------------------
xxxxxxxxxx                  xxxx              xxxxxxxxxx                 xxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx                                                           xxxxxxxxxxxxxxxxxxxx
                                                                         xxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxx                     xxxxx             xxxxxxxx
---------------------------------------------------------------------------------------------------
IMPLANT
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxxxxxxxx       xxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxxxxxxx         xxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxxxxxx         xxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxxxxxxxxxx     xxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
CMP
---------------------------------------------------------------------------------------------------
xxxxxxx                     xxxxxxx           xxxxxxx                    xxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxx              xxxx                       xxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
LITHO
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxxxx           xxxxxxxxxxxx               xxxxxxx
---------------------------------------------------------------------------------------------------
xxxx                        xxxxxxx           xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxx                    xxxxxxx           xxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxxxx           xxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxx                     xxxxxxx           xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxx                    xxxxxxx           xxxxxx                     xxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
DCVD
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxx             xxxxx                      xxxxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxx             xxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxx           xxxxx             xxxxx                      xxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxx                    xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxx                xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxx           xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxxx             xxxxx x
---------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

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                                 EXECUTION COPY

---------------------------------------------------------------------------------------------------
AL FLOW                     CHARTERED                                    AGERE
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxx                       xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
PVD
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxx           xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxx           xxxxx             xxxxxxxxxxxxx
                                              xxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxxxx             xxxxxxxxxxxxx              xxxxxxxxxxxxx
                                              xxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx              xxxxx             xxxxxxxxxxxxx
                                              xxx
---------------------------------------------------------------------------------------------------
MCVD
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
DEFECT METROLOGY
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxxxx             xxxxxxxxx                  xxxxxxxxxxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxx                   xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxx                 xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx               xxxxx             xxxxx
---------------------------------------------------------------------------------------------------
xxxxxxxx                    xxxxx             xxxxx                      xxxxxxxxxxxxx
                                                                         xxxxxx
---------------------------------------------------------------------------------------------------
xxxx                        xxxxx             xxxxx
---------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

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                                 EXECUTION COPY

--------------------------------------------------------------------------------------------------
CU BEOL                      CHARTERED                                AGERE
--------------------------------------------------------------------------------------------------
PROCESS MODULES              SUPPLIER           MODEL
--------------------------------------------------------------------------------------------------
CLEAN TECH
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  x                  x
--------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx                                                        xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxx            xxxxx              xxxxxxxxx
--------------------------------------------------------------------------------------------------
ETCH
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxxxx        xxx                   xxxxxxxxxxxxxxxxxxxx
                                                                      xxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxx             xxxxxxxxxxx        xxxxx                 xxxxxxxxxxxxxxxxxxxx
                                                                      xxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx                xxxxxxxxxxx        xxxxx                 xxxxxxxxxxxxxxxxxxxx
                                                                      xxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxxxx        xxxxx                 xxxxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxx              xxxxx                 xxxxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxx                       xxxxxxxx           xxxxx                 xxxxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxx             xxxxxxxxx             xxxxxxxxx
--------------------------------------------------------------------------------------------------
DIFFUSION
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxxxx        xxxxxxxxxxx           xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
CMP
--------------------------------------------------------------------------------------------------
xxx                          xxxxxxxxxxx        xxxxxxxxxxx           xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  x                  x
--------------------------------------------------------------------------------------------------
LITHO
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxx           xxxxxxxx
--------------------------------------------------------------------------------------------------
DCVD
--------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxx               xxxxxxxxx          xxxxxxxxxxx           xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxx                     xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxx             xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxx                      xxxxxxxxxxx                              xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxxxx                              xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxxxx
--------------------------------------------------------------------------------------------------
PVD
--------------------------------------------------------------------------------------------------
xxxxxxxxxxx                  xxxxxxxxx          xxxxxxxxxxx           xxxxxxxxxxxxxxxxxxxx
                                                                      xxxxxxx
--------------------------------------------------------------------------------------------------
xxxxx                        xxxxxxx            xxxxxxxxxxx           xxxxxxxxxxx
--------------------------------------------------------------------------------------------------


                          CHARTERED-AGERE CONFIDENTIAL

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                                 EXECUTION COPY

                                TABLE F(II) (MOC)

------------------------------------------------------------------------------------------------------------
MOC                                           CHARTERED                        AGERE
------------------------------------------------------------------------------------------------------------
COMMODITY TYPES                               SUPPLIER        TYPE             SUPPLIER         TYPE
------------------------------------------------------------------------------------------------------------
LITHO
------------------------------------------------------------------------------------------------------------
xxxxxxxxxxx                                   xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxxxxx                                       xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxxxxxxx                                     xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
CMP
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxx                                          xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
PVD
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
DCVD
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
GENERAL - GAS
------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxx                                 xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
GENERAL - CHEMICAL
------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxx                            xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------
xxxxxxxxxxxxxxxxxxxxxxxxxxxxx                 xxxxx           xxxxx            xxxxx            xxxxx
xxxxxxxxx
------------------------------------------------------------------------------------------------------------
GENERAL - SUBSTRATE
------------------------------------------------------------------------------------------------------------
xxxxx                                         xxxxx           xxxxx            xxxxx            xxxxx
------------------------------------------------------------------------------------------------------------

Note1: details to be provided by end 8/00.


                          CHARTERED-AGERE CONFIDENTIAL

                                      -62-